UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

OOMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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525 Almanor Avenue, Suite 200, Sunnyvale, California 94085

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Monday, June 10, 2019

Dear Stockholders of Ooma, Inc.:

We are pleased to invite you to attend our 2019 Annual Meeting of Stockholders which will be a virtual meeting to be held on June 10, 2019 at 11:00 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2019 (the “Annual Meeting”), where you will be able to attend and participate in the Annual Meeting online, submit questions and vote your shares electronically. There will be no physical location for the Annual Meeting. At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect two Class I directors;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2020; and

•	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about April 25, 2019 unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 16, 2019 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the Internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. See “If I am a stockholder of record of Ooma’s shares, how can I vote my shares?” or “If I am a beneficial owner of Ooma’s shares held in street name, how can I vote my shares?” in the Proxy Statement for more details. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the meeting and to vote your shares in person for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

Eric B. Stang

President, Chief Executive Officer and Chairman of

the Board of Directors

Sunnyvale, California

April 25, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual

Stockholder Meeting To Be Held on June 10, 2019: The Proxy Statement, along with the

Annual Report on Form 10-K for the fiscal year ended January 31, 2019, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Monday, June 10, 2019

-i-

OOMA, INC.

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 11:00 A.M. PACIFIC TIME ON MONDAY, JUNE 10, 2019

This proxy statement and the enclosed form of proxy (the “Proxy Statement”) are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2019 Annual Meeting of Stockholders of Ooma, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, June 10, 2019 at 11:00 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2019. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Ooma” refer to Ooma, Inc.

We will mail, on or about April 25, 2019, the Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners at the close of business on April 16, 2019. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of our Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended January 31, 2019 and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in the proxy materials?

A:

The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2019 (the “Annual Report”). These materials were first made available to you on or about April 25, 2019. Our principal executive offices are located at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, and our telephone number is (650) 566-6600. We maintain a website at www.ooma.com. The information on our website is not a part of this Proxy Statement.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 25, 2019 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	Why didn’t I receive a Notice in the mail regarding the Internet Availability of Proxy Materials?

A:

We are providing stockholders who previously requested to receive full paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via email or the Internet.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

•	to elect Peter J. Goettner and Eric B. Stang as Class I directors;

•	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2020; and

•	to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board recommends a vote:

•	FOR the election of Peter J. Goettner and Eric B. Stang as Class I directors; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2020.

Q:	Who is making this solicitation?

A:	The proxy for the Annual Meeting is being solicited on behalf of Ooma’s Board of Directors.

Q:	Who pays for the proxy solicitation process?

A:

Ooma will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor.

Q:	Who may vote at the Annual Meeting?

A:

Stockholders of record as of the close of business on April 16, 2019 (the “Record Date”) are entitled to receive notice of, to participate, and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 20,625,601 shares of Ooma’s common stock issued and outstanding, held by 80 holders of record. Each share of Ooma’s common stock is entitled to one vote on each matter.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Ooma.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in

“street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

A:

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you, resulting in broker non-votes.

Q:	If I am a stockholder of record of Ooma’s shares, how can I vote my shares?

A:	If you are a stockholder of record, there are four ways to vote:

•

In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma2019 and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the Notice.

•	By Telephone. You may vote by proxy by calling the toll free number found on the Notice.

•

By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy will vote the shares represented by that proxy as recommended by the Board of Directors. If you vote by mail, your proxy card must be received by June 9, 2019.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on June 9, 2019.

Q:	If I am a beneficial owner of Ooma’s shares held in street name, how can I vote my shares?

A:

If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•

In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma2019 and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

•

By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee. If you vote by mail, your proxy card must be received by June 9, 2019.

Q:	How can I elect to receive my proxy materials electronically by email?

A:

Registered stockholders—To receive future copies of our proxy materials by email, registered stockholders should go to http://www.proxyvote.com and follow the enrollment instructions. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is cancelled.

Beneficial stockholders-Most beneficial stockholders can elect to receive an email that will provide electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, beneficial stockholders should go http://www.proxyvote.com follow the enrollment instructions. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is cancelled.

Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

Q:	What is the voting requirement to approve each of the proposals?

A:

Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected as Class I directors to serve until the 2022 annual meeting of stockholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

A summary of the voting provisions, provided a valid quorum is present or represented at the Annual Meeting, for the matters described in “What items will be voted on at the Annual Meeting?” is as follows:

Proposal No.	Vote	Board Recommendation	Routine or Non-Routine	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non-votes (Uninstructed Shares)
1.	Election of director nominees	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Plurality	No impact	No impact
2.	Ratification of independent registered public accounting firm	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	Broker has the discretion to vote

Q:	What are broker non-votes?

A:

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter—the ratification of the appointment of the Company’s independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors absent direction from you.

Therefore, if your shares are held by a broker on your behalf, and you do not instruct the broker as to how to vote these shares on the ratification of the appointment of the Company’s independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. With respect to election of directors, the broker cannot exercise discretion to vote on this proposal. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. “Broker non-votes” will be considered present at the Annual Meeting and will be counted towards determining whether or not a quorum is present. In order to minimize the number of broker non-votes, please instruct your bank or broker so your vote can be counted.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Ooma’s Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, prior to your shares being voted, or (3) participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/ooma2019. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/ooma2019.

For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, by participating in the Annual Meeting and voting electronically during the meeting online at www.virtualshareholdermeeting.com/ooma2019.

Q:	Can I attend the meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a registered stockholder or a street name stockholder as of April 16, 2019, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ooma2019. You will also be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

•	800-586-1548 (Toll-free)

•	303-562-9288 (International Toll line)

Q:	Why is the Annual Meeting being held only online?

A:

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will enable increased stockholder participation since stockholders can participate from any location around the world.

Q:	Can I access the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K on the Internet?

A:

The Notice of Annual Meeting of Stockholders, Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2019 are available online at http://www.proxyvote.com. At this website, you will find directions as to how you may access and review all of the important information you need. These proxy materials are free of charge.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085. Please contact our Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, CA 94085, to make arrangements.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

At the Annual Meeting, the online presence or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or participate in the Annual Meeting online, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	Who will tabulate the votes?

A:	An affiliate of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Ooma’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2020 annual meeting of stockholders, the Corporate Secretary of Ooma must receive the written proposal at our principal executive offices no later than December 27, 2019. If we hold our 2020 annual meeting of stockholders more than 30 days before or after June 10, 2020 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholders proposals must be received in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:

Ooma, Inc.

Attn: Corporate Secretary

525 Almanor Avenue, Suite 200

Sunnyvale, California 94085

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who is a stockholder of record both at the time the stockholder provides proper written notice of the proposal which the stockholder seeks to present at our annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and who has timely complied in proper written form with the notice procedures set forth in our amended and restated bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our amended and restated bylaws and applicable law. To be timely for our 2020 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on December 27, 2019, and

•	not later than the close of business on January 26, 2020.

If we hold our 2020 annual meeting of stockholders more than 30 days before or more than 60 days after June 10, 2020 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

•	not earlier than the close of business on the 120th day prior to such annual meeting, and

•

not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder(s) and their associated person(s) proposing such business, (3) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s) and any derivative positions held or beneficially held by the stockholder(s) and their associated person(s), (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder and any associated person(s) with respect to any securities of the Company (5) any material interest of the stockholder(s) and their associated person(s) in such business and (6) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company’s stockholders holding at least the percentage of the voting power of the Company’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Corporate Secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder’s “associated person” is defined as (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (3) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (1) and (2). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder(s) or their associated person(s), as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

Nomination of Director Candidates: Pursuant to our corporate governance guidelines, stockholders may propose director candidates for consideration by our nominating and governance committee. Stockholders may submit director candidate suggestions in writing to the attention of the Corporate Secretary of the Company at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, providing the candidate’s name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of Company stock. A stockholder wishing to nominate a candidate (as opposed to a recommendation) must follow the procedures described in Section 2.4 of the bylaws of the Company.

Our amended and restated bylaws permit eligible stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record both at the time the stockholder provides proper written notice of the proposed nomination and as of the record date determining stockholders entitled to vote at the annual meeting. Nominations by eligible stockholders must also be in proper written form in compliance with our amended and restated bylaws as summarized below.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and (7) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to such stockholder(s) giving notice of the director nomination, such notice must also include the following information as to the stockholder and any stockholder associated person: (1) the name and address, as they appear on the Company’s books, of the stockholder(s) and their associated person(s) proposing such nominations, (2) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s) and any derivative positions held or beneficially held by the stockholder(s) and their associated person(s), (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder and any associated person(s) with respect to any securities of the Company, (4) any material interest of the stockholder(s) and their associated person(s) in such nominations and (5) a statement whether either such stockholder or any associated person(s) will deliver a proxy statement and form of proxy to stockholders holding at least the percentage of the Company’s voting shares reasonably believed by such stockholder or associated person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (1) through (5), a “Nominee Solicitation Statement”). In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. In addition, a nominee shall not be eligible for election or re-election if a stockholder or associated person(s), as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

Availability of Bylaws: Our amended and restated bylaws were filed as Exhibit 3.2 to our Quarterly Report on Form 10-Q filed with the SEC on September 11, 2015. A link to this filing is available on our website at http://investors.ooma.com/investors/financial-information/sec-filings/. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The bylaws, and not the foregoing summary, together with applicable law control stockholder actions and nominations relating to our annual meetings.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Ooma stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Ooma that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085 or (3) contact our Investor Relations department by email at ir@ooma.com or by telephone at (650) 300-1480. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Ooma shares or need to change my mailing address?

A:

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-800-736-3001 (U.S.) or +1-781-575-3100 (outside the U.S.), by email at www.computershare.com/us/contact/ or by U.S. mail at 462 South 4th Street, Suite 1600, Louisville, KY, 40202, if you have questions about your Ooma shares or need to change your mailing address.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

The following table sets forth, as of April 16, 2019, the names, ages and positions of our directors who will continue in office after the Annual Meeting:

Name	Age	Position	Director Since	Current Term Expires	Expiration of Term for which Nominated
Directors with Terms expiring at the Annual Meeting (Nominees)
Peter J. Goettner	55	Director(1)	2013	2019	2022
Eric B. Stang	59	President, Chief Executive Officer and Chairman of the Board of Directors	2009	2019	2022

Continuing Directors
Susan Butenhoff	59	Director(2)(3)	2016	2020
Alison Davis	57	Director(1)	2014	2021
Andrew H. Galligan	62	Director(1)(3)	2014	2021
Russell Mann	50	Director(2)(3)	2009	2020
William D. Pearce	56	Director(2)	2013	2021

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee

Nominees for Director

Peter J. Goettner has served on our Board of Directors since March 2013. Mr. Goettner has been the General Partner of Worldview Technology Partners, Inc., a venture capital firm since June 2004. He has been the Founder and Chairman of Crosschq, Inc., a privately held IT security company since November 2017. Mr. Goettner was previously Founder and Chief Executive Officer of DigitalThink, Inc., an enterprise e-learning solutions company for seven years. Mr. Goettner holds a B.S. in Computer Engineering from the University of Michigan and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Our Board of Directors believes that Mr. Goettner brings to our Board of Directors extensive experience in the technology industry and his service on a number of boards provides an important perspective on operations and corporate governance matters, and qualifies him to serve as one of our directors.

Eric B. Stang has served as our President and Chief Executive Officer and as a member of our Board of Directors since January 2009 and as Chairman of our Board of Directors since December 2014. He is currently Chairman of the Board of Directors of Rambus Inc., a publicly traded technology licensing company, Chairman of the Board of Directors of Decawave Limited, a privately held semiconductor company, and a member of the Board of Directors of Avalanche Technology, Inc., a privately held memory technology company. Mr. Stang was previously a director of InvenSense, Inc., a publicly traded MEMS semiconductor company, from 2014 to 2017, and Solta Medical, Inc., a publicly traded medical aesthetics company, from 2008 to 2014. From 2006 to 2008, Mr. Stang was President and Chief Executive Officer and a member of the board of directors of Reliant Technologies, a privately held developer of medical technologies for aesthetic applications. From 2001 to 2006, he was President and Chief Executive Officer of Lexar Media, Inc., a solid-state memory products company and currently a subsidiary of Micron Technology. Mr. Stang also served as Chairman of the Board of Directors of Lexar Media from 2004 to 2006. Mr. Stang holds an A.B. in Economics from Stanford University and an M.B.A from Harvard Business School.

Our Board of Directors believes that Mr. Stang is qualified to serve as a director because of his operational and historical expertise gained from serving as our President and Chief Executive Officer, his extensive public and private company board experience, and his experience as an executive in the technology industry. Our Board of Directors also believes that he brings continuity to the Board of Directors.

Continuing Directors

Susan Butenhoff has served on our Board of Directors since July 2016. Ms. Butenhoff served as Founder, President and CEO at Access Communications from its founding in 1991 to February 2018. In 2008, she sold Access Communications to Ketchum Public Relations, one of the world’s largest public relations firms and a member of Omnicom. From August 2014 to January 2017, Ms. Butenhoff also served as the Global Tech Director for Ketchum Public Relations. Ms. Butenhoff holds a Bachelor of Arts from University of Sussex, England and an MPhil in International Relations from the University of Cambridge.

The Board believes that Ms. Butenhoff’s leadership and business experience qualify her to serve as a director of the Company. She possesses a proven track record of effectively assisting companies including leading technology companies with establishing brand recognition and consumer product power brands. She also brings vast experience in the public relations and communications arena.

Alison Davis has served on our Board of Directors since July 2014. Ms. Davis is an investor with the early stage investment firm Fifth Era, and previously served as Managing Partner of Belvedere Capital Partners, Inc., a private equity firm serving the financial services sector, from 2003 to 2010. Prior to joining Belvedere, she served as Chief Financial Officer of Barclays Global Investors, a publicly traded money management firm, from 2000 to 2003 and as a senior partner at A.T. Kearney, Inc. from 1993 to 2000. Ms. Davis began her career as a consultant at McKinsey & Company. She currently serves as a director of Royal Bank of Scotland plc, a publicly traded international financial institution, Unisys Corporation, a publicly traded global information technology services and software company, and Fiserv, Inc., a publicly traded financial services technology company. She was formerly a director of LECG Corporation, a global services and consulting firm where she also served as chairperson of the board, from 2009 to 2011, Xoom Corporation, a digital money transfer company, from 2010 to 2014, City National Bank, a publicly-traded U.S. financial institution, from 2010 to 2011, First Data Corporation, a privately held global payment processing company, GameFly, Inc., a privately held video game subscription rental company, SilkRoad technology, Inc., a privately held talent management solutions firm and Diamond Foods, Inc., a publicly traded food company. She holds a B.A. Honours and an M.A. in Economics from Cambridge University (United Kingdom) and an M.B.A. from the Stanford Graduate School of Business.

Our Board of Directors believes that Ms. Davis is qualified to serve as a director because of her extensive corporate experience as an executive and strategy consultant. She also brings valuable expertise in corporate governance, accounting and financial reporting to our Board of Directors and audit committee.

Andrew H. Galligan has served on our Board of Directors since December 2014. Mr. Galligan is currently Vice President of Finance and Chief Financial Officer of Nevro Corp., a publicly traded medical devices company, where he has worked since May 2010. He served as our Vice President of Finance and Chief Financial Officer from February 2009 to May 2010, and as a consultant for our Company from September 2010 to December 2014. From 2007 to 2008, Mr. Galligan served as Vice President of Finance and CFO of Reliant Technologies, Inc., a medical device company (later acquired by Solta Medical, Inc.) Mr. Galligan has also held the top financial executive position at several other medical device companies and began his career in various financial positions at KPMG and Raychem Corp. Mr. Galligan received a B.B.S. in Business and Finance from Trinity College, Dublin University (Ireland) and is also a Fellow of the Institute of Chartered Accountants in Ireland.

Our Board of Directors believes that Mr. Galligan’s financial expertise, including his several years of experience as chief financial officer and financial consultant of publicly traded and privately held companies, brings financial and accounting knowledge to our Board and qualifies him to serve as one of our directors.

Russell Mann has served on our Board of Directors since September 2009. Since January 2019, he has served as Chief Executive Officer and as a board member of WineBid.com, an online auction market for vintage wine. He has also been Chairman of the Board of Directors of Demandstar, a B2B marketplace, since June 2018. From January 2017 until acquisition in November 2017 by Deltek, a Roper company, Mr. Mann was CEO of Onvia, then a publicly traded company providing B2G commerce intelligence and database information services to businesses. From May 2016 until January 2017, he was Chief Marketing Officer and General Manager of Outerwall’s EcoATM kiosk network and Gazelle.com website, a leader in the purchase and sale of used cell phones and electronics, until the company’s acquisition by Apollo Management Group. He was CMO of Nintex USA LLC, a private-equity backed workflow software and services company from November 2014 to November 2015. Mr. Mann was Chairman and Chief Executive Officer of Covario, Inc., a venture backed advertising technology and digital marketing agency from January 2006 to May 2014. Covario specialized in the online marketing of consumer electronics and financial services, and was acquired by Dentsu. Mr. Mann holds a B.A. in Asian Studies from Cornell University and an M.B.A. from Harvard Business School.

Our Board of Directors believes that Mr. Mann is qualified to serve as a member of our Board of Directors because of his extensive business experience, skills and acumen developed as a senior executive at large companies operating in the technology industry, as well as his experience serving as the chairman of a board of directors.

William D. Pearce has served on our Board of Directors since March 2013, and as our Lead Non-Management Director since June 2017. He is currently Chairman of the Board of Directors of RichRelevance, Inc., a privately held personalized shopping experience firm, a director of SpendGo, Inc., a privately held marketing solutions company for restaurants and retailers, and Marketing Faculty at the Haas School of Business at the University of California, Berkeley. From 2012 to 2014, Mr. Pearce was Partner and Marketing Practice Director at The Partnering Group, a privately held global consumer products and retail management consulting firm. From 2008 to 2011, he was Senior Vice President and Chief Marketing Officer at Del Monte Foods, Inc., a publicly-traded food production and distribution company. Mr. Pearce previously served as President and Chief Executive Officer of Foresight Medical Technology LLC, a privately held medical devices company, from 2007 to 2008, Chief Marketing Officer at Taco Bell Corp., a fast food restaurant company and subsidiary of the publicly traded firm Yum! Brands, Inc., from 2004 to 2007, and Vice President Marketing at Campbell Soup Company, a publicly traded food manufacturer, from 2003 to 2004. Mr. Pearce holds a B.A. in Economics from Syracuse University and an M.B.A. from the S.C. Johnson Graduate School of Management, Cornell University.

Our Board of Directors believes that Mr. Pearce is qualified to serve as a director based on his prior experience as an executive at several publicly-traded companies and his considerable experience as a board member of several privately-held companies.

Executive Officers

The following is biographical information for our executive officers not discussed above.

Name	Age	Position
Eric B. Stang	59	President, Chief Executive Officer and Chairman of the Board of Directors
Ravi Narula	49	Chief Financial Officer
James A. Gustke	57	Vice President of Marketing
Jenny C. Yeh	45	Vice President, General Counsel and Secretary

Ravi Narula has been our Chief Financial Officer since December 2014. He has also served as a Director of Ooma International Ltd. since February 2017. Prior to joining us, he served in different finance roles at Gigamon Inc., a network traffic management software provider, including the role of Chief Accounting Officer from

April 2013 to November 2014, and Vice President and Corporate Controller from April 2012 to November 2014. He also served as Interim Chief Financial Officer from May 2014 to July 2014. Mr. Narula worked at BigBand Networks, Inc., a digital video networking company, from July 2005 to January 2012, and served as its Chief Financial Officer from May 2010 to January 2012. Prior to joining BigBand, Mr. Narula served as the Director of Financial Governance at Borland Software Corporation, a software company and was a Sr. Manager at Deloitte & Touche, an international accounting firm. Mr. Narula holds a Bachelor of Commerce degree from the University of Garhwal, India and is a licensed CPA (inactive) in the state of California and in Canada.

James A. Gustke has served as our Vice President of Marketing since August 2010. Prior to joining us, he was an independent consultant from 2009 to 2010. From 2006 to 2008, Mr. Gustke served as Vice President of Marketing for Intuit Inc., a financial software company and from 2001 to 2006; Mr. Gustke worked at Lexar Media, where he was responsible for business unit management, global branding and product marketing. He also served as the founding Vice President of Marketing for Ofoto, an online photography service, which was acquired by Eastman Kodak in 2001. He joined America Online in 1996 as the marketing leader for GNN, the company’s first internet service provider, and was previously a marketing manager at Polaroid. Mr. Gustke holds a B.S. in Business from Arizona State University.

Jenny C. Yeh has served as our Vice President and General Counsel since December 2018. Prior to joining us, she served as Senior Vice President and General Counsel from November 2017 to December 2018, and as Vice President and General Counsel from October 2015 to November 2017 of Sphere 3D Corp. From September 2011 to March 2015, Ms. Yeh served as Executive Counsel, Transactions and Finance, at General Electric Company where she was a senior legal advisor to GE Corporate business development group, supporting global corporate strategy and transactions across all GE industrial businesses worldwide. From 2007 to 2011, Ms. Yeh was a corporate partner at Baker & McKenzie LLP, where she advised clients in general corporate and securities matters, with a specialization in complex cross-border transactions. Ms. Yeh holds a Juris Doctorate from Georgetown University Law Center, and Bachelor of Arts degrees from the University of California at Berkeley.

There are no family relationships among any of our directors or executive officers.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The authorized number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. The current authorized number of directors constituting our entire Board is nine. Our Board of Directors currently consists of seven directors, six of whom qualify as “independent” under the New York Stock Exchange listing standards.

Except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Our Board currently consists of seven directors, with one vacancy in each of Classes I and II, to be filled by the affirmative vote of a majority of the directors then in office. In addition, Mr. Pearce was appointed as Lead Non-Management Director for another one-year term, effective immediately following the Annual Meeting and continuing until the 2020 annual meeting.

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•

Class I directors are Messrs. Goettner and Stang, and their current terms will expire at the Annual Meeting, and they are standing for election at this annual meeting for terms that will expire at the annual meeting of stockholders to be held in 2022:

•	Class II directors are Ms. Butenhoff and Mr. Mann, and their terms will expire at the annual meeting of stockholders to be held in 2020; and

•	Class III directors are Messrs. Galligan and Pearce, and Ms. Davis and their terms will expire at the annual meeting of stockholders to be held in 2021.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Board Meetings and Director Communications

During fiscal 2019, the Board of Directors held six meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. Directors are also encouraged to attend annual meetings of the stockholders of the Company.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s principal executive offices addressed to the intended recipient and care of our Corporate Secretary. Our Corporate Secretary will review all incoming stockholder communications and route such communications as appropriate to member(s) of the Board of Directors (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material). For a more detailed description of stockholder communications see “Communications With Our Board of Directors.”

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors determined that none of Messrs. Galligan, Goettner, Mann, and Pearce, and Mses. Butenhoff and Davis have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange (the “Applicable Rules”). The Board determined that Mr. Stang is not “independent” as that term is defined under the Applicable Rules. In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director or affiliated entities, and the transactions involving them described under “Certain Relationships and Related Party Transactions.” The Board of Directors also determined that each director other than Mr. Stang is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our audit committee is comprised of Messrs. Galligan and Goettner, and Ms. Davis, with Ms. Davis serving as our audit committee chairperson. The composition of our audit committee meets the requirements for independence of audit committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current listing standards. In addition, our Board of Directors has determined that each of Ms. Davis and Mr. Galligan is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). During fiscal 2019, the audit committee held nine meetings. The responsibilities of our audit committee include, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•

establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•	periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our Company;

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;

•	considering the adequacy of our internal accounting controls and audit procedures;

•	reviewing our policies on risk assessment and risk management;

•	approving all audit and non-audit services other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•	reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

Our audit committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our audit committee is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Compensation Committee

Our compensation committee is comprised of Messrs. Mann and Pearce, and Ms. Butenhoff. Mr. Pearce serves as our compensation committee chairperson. Each member of our compensation committee meets the requirements for independence for compensation committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. During fiscal 2019, the compensation committee held five meetings. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy, compensation plans and benefits programs;

•	reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation and benefits provided to our Chief Executive Officer and other executive officers;

•	administering our stock and equity incentive plans;

•	reviewing and approving or making recommendations to our Board of Directors regarding incentive compensation and equity plans; and

•	establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee also periodically reviews and make recommendations to our Board of Directors as to compensation for the non-employee members of our Board of Directors.

Our compensation committee has the authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the compensation committee in carrying out its responsibilities and functions as set forth herein. In fiscal 2019, our compensation committee retained the services of Compensia, Inc., an independent compensation consulting firm, to provide advice and recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. Compensia provided no other services to the Company in fiscal year 2019.

Our compensation committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our compensation committee is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Nominating and Governance Committee

Our nominating and governance committee is comprised of Messrs. Galligan and Mann, and Ms. Butenhoff. Mr. Mann serves as our nominating and governance committee chairperson. The composition of our nominating and governance committee meets the requirements for independence under current New York Stock Exchange listing standards and SEC rules and regulations. The nominating and governance committee held four meetings in fiscal 2019. The responsibilities of our nominating and governance committee include, among other things:

•	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election or our Board of Directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our Board and Directors and its committees;

•	reviewing proposed waivers of the code of ethics and business conduct;

•	reviewing, jointly with the compensation committee, succession planning for our chief executive officer and other executive officers and evaluating potential successors;

•	reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors; and

•	evaluating the performance of our Board of Directors and of individual directors.

Our nominating and governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the New York Stock Exchange. Copies of the charter of our nominating and governance committee and our corporate governance guidelines are available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Committee Membership

Our Board has established three standing committees: the audit committee, the compensation committee, and the nominating and governance committee.

Audit Committee	Compensation Committee	Nominating and Governance Committee
Alison Davis (chair)	William D. Pearce (chair)	Russell Mann (chair)
Andrew H. Galligan	Susan Butenhoff	Susan Butenhoff
Peter J. Goettner	Russell Mann	Andrew H. Galligan

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. In evaluating the suitability of individual candidates, our nominating and governance committee may take into account many factors, including, without limitation, diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance; experience relevant to the Company’s industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; practical and mature business judgment; and any other relevant qualifications, attributes or skills. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem desirable, from time to time, and are in our and our stockholders’ best interests.

The policy of our nominating and governance committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the nominating and governance committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board of Directors the director nominees for selection.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of ours, and no member of our compensation committee had any relationship with the Company requiring disclosure under

Item 404 of Regulation S-K. None of our executive officers currently serve, or have served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is applicable to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of our Code of Ethics and Business Conduct is available in the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Board Leadership Structure

We believe that the structure of our Board of Directors and its committees provides strong overall management of our Company. Eric Stang is the Chairman of our Board of Directors and our President and Chief Executive Officer, and consequently Mr. Stang is not independent under the listing standards of the New York Stock Exchange as a result of his employment with us. Our Board of Directors believes that Mr. Stang is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Accordingly, our Board of Directors has determined that the combined role of Chairman and Chief Executive Officer is the best leadership structure for us at the current time and is in the best interests of our Board of Directors, our Company and our stockholders as it promotes the efficient and effective development and execution of our corporate strategy and facilitates information flow between management and our Board of Directors.

Our corporate governance guidelines provide that if our Chairman is not independent, the Board of Directors will designate a lead director. The Board of Directors determined that it would be beneficial to have a lead director to, among other things, preside over executive sessions of the independent directors, which provides the Board of Directors with the benefit of having the perspective of independent directors. The role of the lead director is described further below.

As our Chief Executive Officer, Mr. Stang is responsible for setting the strategic direction of our Company, the general management and operation of the business and the guidance and oversight of senior management. And as the Chairman of our Board of Directors, he also monitors the content, quality and timeliness of information sent to our Board of Directors.

Lead Non-Management Director

Our Board of Directors has appointed William D. Pearce to serve as our lead non-management director. As lead non-management director, Mr. Pearce presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and our independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate.

Board’s Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our compensation committee reviews and discusses the risks arising from our compensation philosophy and practices applicable to all employees that are reasonably likely to have a materially adverse effect on us. Finally, our nominating and governance committee monitors cyber and technology related risk exposure, and reports to the Board of Directors on a periodic basis.

Outside Director Compensation

The following table summarizes compensation paid to our non-employee directors during the fiscal year ended January 31, 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Total ($)
Susan Butenhoff	40,000	128,762	168,762
Alison Davis	50,000	128,762	178,762
Andrew H. Galligan	44,000	128,762	172,762
Peter J. Goettner	40,000	128,762	168,762
Russell Mann	44,000	128,762	172,762
William D. Pearce	57,000	128,762	185,762

(1)	The amount reported represents the fees earned for service on the Board of Directors and committees of the Board of Directors during fiscal 2019.
(2)

In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to our non-employee directors during fiscal 2019, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value for restricted stock units is measured based on the closing price of the Company’s common stock on the date of grant. See Note 2 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2019 titled “Significant Accounting Policies.”

(3)	As of January 31, 2019, each non-employee director held 10,912 unvested restricted stock units.
(4)

As of January 31, 2019, the number of shares underlying stock options (all of which were fully vested and exercisable) held by each non-employee director was: Ms. Butenhoff (0); Ms. Davis (20,000); Mr. Galligan (169,100); Mr. Goettner (10,000); Mr. Mann (0); and Mr. Pearce (54,442).

Directors who are also our employees receive no additional compensation for their service as a director. During the fiscal year ended January 31, 2019, one director, Mr. Stang, our President, Chief Executive Officer and Chairman of the Board, was an employee. Mr. Stang’s compensation is discussed in “Executive Compensation.”

Cash Compensation

Each of our non-employee directors is entitled to an annual cash retainer of $30,000 for serving on our Board of Directors. The retainer is payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter.

The chairpersons and non-chair members of the three standing committees of our Board of Directors will be entitled to the following additional annual cash fees (payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter):

Board Committee	Chairperson Fee ($)	Non-Chair Member Fee ($)
Audit Committee	20,000	10,000
Compensation Committee	12,000	6,000
Nominating and Governance Committee	8,000	4,000

In addition, our lead director is entitled to an additional $15,000 annual cash fee, payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter.

Our non-employee directors are also reimbursed for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board of Directors or committee meetings.

Equity Compensation

Initial Option Grant. In March 2018, the Board ended the practice of granting each new non-employee director an initial option under our 2015 Equity Incentive Plan to purchase that number of shares of our common stock equal to $250,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant date. However, the Board opted to continue granting restricted stock units to non-employee directors as described below.

Annual Restricted Stock Unit Grant. In June 2015, our Board of Directors approved the grant of restricted stock units to each of our non-employee directors, serving as members of our Board of Directors on the date of each annual meeting, equal to $125,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant. These restricted stock units will vest on the date of the subsequent annual meeting, subject to the director’s continued service through the vesting date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed for 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 16, 2019 by:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

(2)	each of our named executive officers;

(3)	each of our directors; and

(4)	all executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on April 16, 2019.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 16, 2019. Shares subject to those options for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 20,625,601 shares of our common stock outstanding as of April 16, 2019. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085.

Name of Beneficial Owner	Common Stock	Options Exercisable within 60 days	Restricted Stock Units Vesting within 60 days	Number of Shares Beneficially Owned	Percentage Ownership
5% Stockholders
Entities affiliated with Woodson Capital Fund, LP Partners(1)	1,557,278	—	—	1,557,278	7.55%
Entities affiliated with Ameriprise Financial, Inc.(2)	1,184,087	—	—	1,184,087	5.74%
Entities affiliated with Blackrock, Inc.(3)	1,591,273	—	—	1,591,273	7.72%
AWM Investment Company, Inc.(4)	1,296,706	—	—	1,296,706	6.29%
Renaissance Technologies Holdings Corporations(5)	1,122,003	—	—	1,122,003	5.44%

Named Executive Officers and Directors
Eric B. Stang(6)	1,010,116	225,000	35,000	1,270,116	6.08%
Ravi Narula(7)	73,194	137,375	15,813	226,382	1.09%
James A. Gustke(8)	53,090	50,700	6,513	110,303	*
Susan Butenhoff(9)	27,705	—	10,912	38,617	*
Alison Davis(10)	36,420	20,000	10,912	67,332	*
Andrew H. Galligan(11)	56,365	169,100	10,912	236,377	1.14%
Peter J. Goettner(12)	61,420	10,000	10,912	82,332	*
Russell Mann(13)	38,625	—	10,912	49,537	*
William D. Pearce(14)	36,420	54,442	10,912	101,774	*

All executive officers and directors as a group (10 persons)	1,393,355	666,617	122,798	2,182,770	10.19%

*	Represents less than 1% of the total shares.
(1)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2019. The Reporting Persons are (i) Woodson Capital Master Fund, LP, a Cayman Islands exempted company (“Woodson Master”), with respect to the Shares held by it; (ii) Woodson Capital General Partner, LLC, a Delaware limited liability company and the general partner of Woodson Master (the “Fund General Partner”), with respect to the Shares held by Woodson Master and other private funds; (iii) Woodson Capital Management, LP, a Delaware limited partnership and the investment manager of Woodson Master (the “Investment Manager”), with respect to the Shares held by Woodson Master and other private funds; (iv) Woodson Capital GP, LLC, a Delaware limited liability company and the general partner of the Investment Manager (the “Investment Manager General Partner”), with respect to the Shares held by Woodson Master and other private funds; and (v) James Woodson Davis, a United States citizen and the sole managing member of the Investment Manager General Partner (“Woodson”), with respect to the Shares held by Woodson Master and other private funds. Woodson Capital Master Fund, LP has shares voting and dispositive power over 1,386,882 shares of the common stock of the Company; Woodson Capital General Partner, LLC; Woodson Capital Management, LP; Woodson Capital GP, LC; and James Woodson Davis have shared voting and dispositive power over 1,557,278 shares of the common stock of the Company. The address of (i) all of the Reporting Persons other than Woodson Capital Master Fund, LP is 101 Park Avenue, 48th Floor, New York, New York, 10178; and (ii) Woodson Capital Master Fund, LP is Maples Corporate Services Limited, Ugland House Grand Cayman, KY1-1104 Cayman Islands.

(2)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2019. The Reporting Persons include (i) Ameriprise Financial Inc., which has shared voting power over 1,162,645 shares of common stock of the Company and shared dispositive power over 1,184,087 shares of common stock of the Company, and (ii) Columbia Management Investment Advisers, LLC., which has shared voting power over 1,162,645 shares of common stock of the Company and shared dispositive power over 1,183,887 shares of common stock of the Company Ameriprise Financial, Inc., as the parent company of Columbia Management Investment Advisers, LLC, may be deemed to beneficially own the shares reported herein by Columbia Management Investment Advisers, LLC. Accordingly, the shares reported herein by Ameriprise Financial, Inc. include those shares separately reported herein by Columbia Management Investment Advisers, LLC. The address of Columbia Seligman Communications & Information and Columbia Management Investment Advisers, LLC, is 225 Franklin Street, Boston, MA 02110 and the address of Ameriprise Financial, Inc., is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(3)

Based on information set forth in a Schedule 13G filed with the SEC on February 8, 2019. The Reporting Person, Blackrock, Inc., a publicly traded company, has sole voting power over 1,501,411 shares of common stock of the Company and shared dispositive power over 1,591,273 shares of common stock of the Company. The address of the Reporting Person is 55 East 52nd Street, New York, NY 10055.

(4)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2019. AWM Investment Company, Inc. has sole voting and dispositive power over 1,269,706 shares of common stock of the Company. The Reporting Person is AWM Investment Company, Inc., as the investment adviser to the Funds which include the following: (i) Special Situations Cayman Fund, LP (177,973 shares); (ii) Special Situations Fund III QP, LP (461,462 shares); (iii) Special Situations Private Equity Fund, LP (139,765 shares); (iv) Special Situations Technology Fund, OP (57,725 shares), and (v) Special Situations Technology Fund II, LP (459,781 shares). Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are members of: SSCayman, L.L.C., a Delaware limited liability company, the general partner of Special Situations Cayman Fund, LP; MGP Advisers Limited Partnership, a Delaware limited partnership, the general partner of Special Situations Fund III QP, L.P.; MG Advisers, L.L.C., a New York limited liability company, the general partner of Special Situations Private Equity Fund, LP; and SST Advisers, L.L.C., a Delaware limited liability company, the general partner of Special Situations Technology Fund, OP and Special Situations Technology Fund II, LP. Messrs. Marxe, Greenhouse and Stettner are also controlling principals of AWM Investment Company, Inc. The address of the Reporting Person is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(5)

Based on information set forth in a Schedule 13G filed with the SEC on February 13, 2019. The Reporting Persons, Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, have sole voting power and sole dispositive power over 1,122,003 shares of common stock of the Company. The address of the Reporting Persons is 800 Third Avenue, New York, NY 10022.

(6)

Consists of (i) 881,648 shares of common stock held by The Eric Stang & Pamela Stang Trust UA 09/02/2004 Stang Family Trust; (ii) 128,468 shares held by The Stang Family 2014 Grantor Retained Annuity Trust, (iii) 225,000 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iv) 35,000 restricted stock units are scheduled to vest within 60 days of April 16, 2019. Mr. Stang may be deemed to hold sole voting and dispositive power with respect to the shares held by The Stang Family 2014 Grantor Retained Annuity Trust.

(7)

Consists of (i) 73,194 shares of common stock held by Mr. Narula; (ii) 137,375 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 15,813 restricted stock units are scheduled to vest within 60 days of April 16, 2019.

(8)

Consists of (i) 53,090 shares of common stock held by Mr. Gustke; (ii) 50,700 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 6,513 restricted stock units are scheduled to vest within 60 days of April 16, 2019.

(9)

Consists of (i) 26,805 shares of common stock held by Ms. Butenhoff; (ii) 900 shares held by Christian Mani, Ms. Butenhoff’s spouse; and (iii) 10,912 restricted stock units which are scheduled to vest within 60 days of April 16, 2019. Ms. Butenhoff may be deemed to share voting and dispositive power with respect to the shares held by Christian Mani.

(10)

Consists of (i) 36,420 shares of common stock held by Ms. Davis; (ii) 20,000 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 10,912 restricted stock units are scheduled to vest within 60 days after April 16, 2019.

(11)

Consists of (i) 56,365 shares of common stock held by Mr. Galligan; (ii) 169,100 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 10,912 restricted stock units are scheduled to vest within 60 days after April 16, 2019.

(12)

Consists of (i) 61,420 shares of common stock held by Mr. Goettner; (ii) 10,000 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 10,912 restricted stock units are scheduled to vest within 60 days after April 16, 2019.

(13)	Consists of (i) 38,625 shares of common stock held by Mr. Mann and (ii) 10,912 restricted stock units are scheduled to vest within 60 days after April 16, 2019.
(14)

Consists of (i) 36,420 shares of common stock held by Mr. Pearce; (ii) 54,442 shares subject to stock options are vested and exercisable as of April 16, 2019; and (iii) 10,912 restricted stock units are scheduled to vest within 60 days after April 16, 2019.

EXECUTIVE COMPENSATION

Our named executive officers for fiscal 2019, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Eric B. Stang, our President and Chief Executive Officer;

•	Ravi Narula, our Chief Financial Officer; and

•	James A. Gustke, our Vice President of Marketing.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to the Board of Directors on its discussions, decisions and other actions. Historically, our Chief Executive Officer makes recommendations to our compensation committee, often attends compensation committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation, nor does he attend the portions of compensation committee meetings at which his own compensation is discussed and determined. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews these recommendations and other data and makes decisions as to each item of total compensation, and the total compensation, for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to the Board of Directors regarding compensation for our Chief Executive Officer. The independent members of the Board of Directors make the final decisions regarding executive compensation for our Chief Executive Officer. As noted above, our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies. In fiscal 2019, our compensation committee retained the services of Compensia, Inc., an independent compensation consulting firm, to provide advice and recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. Compensia provided no other services to the Company in fiscal 2019.

2019 Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the fiscal years ended January 31, 2019 and 2018.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(4)	Total ($)
Eric B. Stang	2019	501,250	520,000	1,880,000	211,200	—		14,485	3,126,935
President and Chief Executive Officer	2018	466,250	330,500	1,530,000	240,500	—		14,332	2,581,582

Ravi Narula	2019	335,000	250,000	564,000	63,360	—		12,944	1,225,304
Chief Financial Officer	2018	318,750	160,000	561,000	66,138	—		8,460	1,114,347

James A. Gustke	2019	252,500	85,000	319,600	35,904	37,485	(5)	8,534	739,023
Vice President of Marketing	2018	243,750	68,500	326,400	38,480	42,265	(5)	8,300	727,695

(1)	The amounts reported in this column represent discretionary bonus payments earned by each of our named executive officers for fiscal 2018 and fiscal 2019.

(2)

The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units granted in fiscal 2018 and fiscal 2019 as determined in accordance with FASB ASC Topic 718. The grant date fair value for restricted stock unit awards is measured based on the closing price of the Company’s common stock on the date of grant. See Note 2 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2019 titled “Significant Accounting Policies.”

(3)

The amounts reported in this column reflect the aggregate grant date fair value of stock option awards granted in fiscal 2018 and fiscal 2019 as determined in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note 8 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2019 titled “Stock-Based Compensation”.

(4)

This amount includes the dollar value of premiums we paid for term life insurance, matching contributions we made to our 401(k) plan, and health savings account contributions we made to Lumenos Health Savings Account, respectively, on behalf of the officers listed below as follows:

(i)	Mr. Stang: $1,035, $8,250 and $5,200 in fiscal 2019; $1,032, $8,100, and $5,200 in fiscal 2018;
(ii)	Mr. Narula: $361, $8,250 and $4,333 in fiscal 2019; $360, $8,100, and $0 in fiscal 2018; and
(iii)	Mr. Gustke: $984, $7,550 and $0 in fiscal 2019; $1,000, $7,300, and $0 in fiscal 2018.
(5)	This amount relates to performance-based commissions earned under our sales commission arrangement established for Mr. Gustke in fiscal 2019 and fiscal 2018, as applicable.

Executive Employment Arrangements

Each of our named executive officers is an at-will employee. Except as set forth below, we do not have any employment agreements or offer letters with our named executive officers.

James A. Gustke

Pursuant to an offer letter dated July 30, 2010, the annual base salary of James A. Gustke, our Vice President of Marketing, was $200,000. As of the beginning of fiscal 2019, Mr. Gustke’s annual base salary was $255,000, and he was eligible to earn an annual bonus of $100,000. Effective as of May 1, 2019, Mr. Gustke’s base salary was increased to $260,000 and Mr. Gustke will be eligible to earn an annual bonus of $100,000 for fiscal 2020, subject to meeting certain specified performance goals, including the achievement of our annual financial plan. In addition, in fiscal 2020, Mr.  Gustke is eligible to earn an annual variable commission bonus of up to $50,000 based upon achievement of certain quarterly sales goals.

Potential Payments upon Termination or Change

Change in Control and Severance Agreements

In June 2015, our compensation committee approved change in control and severance agreements, or CIC Severance Agreements, for Messrs. Stang and Narula, the specific terms of which are discussed below. These CIC Severance Agreements superseded each named executive officer’s outstanding employment agreement or offer letter, as applicable, and any other agreement or arrangement relating to severance benefits, including any applicable terms of their option agreements related to vesting acceleration or other similar severance-related terms.

Eric B. Stang

If we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in the CIC Severance Agreement) at any time other than during the period beginning 2 months prior to a change in control of the company and ending 12 months after such change in control (the “Change in Control Period”), then Mr. Stang will be entitled to receive the following:

•

a lump sum payment equal to 12 months of base salary (or 24 months of base salary if such termination occurs during the period beginning 2 months prior to a change in control of the company and ending 12 months following such change in control (the “Change in Control Period”));

•

a lump sum payment equal to 100% of his target bonus for the year of termination (or 200% if such termination occurs during the Change in Control Period), plus an additional pro-rata amount of his target bonus for the year of termination based on number of days employed during the year;

•

a lump sum payment equal to the COBRA premiums that would be due for 12 months (or 24 months if such termination occurs during the Change in Control Period) based on the premium that would be due for the first month of COBRA coverage (regardless of whether Mr. Stang or his eligible dependents elect COBRA coverage); and

•

vesting acceleration of any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination and, subject to Mr. Stang’s consent, the extension of the post-termination exercise period of any stock options that are outstanding on the termination date of up to 12 months (or 100% acceleration and an extension of up to 2 years if such termination occurs during the Change in Control Period). Notwithstanding the foregoing, if any successor to the company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

Ravi Narula

If we terminate the employment of Mr. Narula without cause (as defined in his CIC Severance Agreement) outside of the Change in Control Period, they will be entitled to receive the following:

•	a lump sum payment equal to 9 months of base salary; and

•

a lump sum payment equal to the COBRA premiums that would be due for 9 months based on the premium that would be due for the first month of COBRA coverage (regardless of whether the executive or his eligible dependents elects COBRA coverage).

If we terminate the employment of Mr. Narula without cause, or he resigns for good reason (as defined in his CIC Severance Agreement), during the Change in Control Period, Mr. Narula will be entitled to receive the following:

•	a lump sum payment equal to 12 months of base salary;

•

a lump sum payment equal to 100% of his target bonus for the year of termination, plus an additional pro-rata amount of his target bonus for the year of termination based on number of days employed during the year;

•

a lump sum payment equal to the COBRA premiums that would be due for 12 months based on the premium that would be due for the first month of COBRA coverage (regardless of whether Mr. Narula or his eligible dependents elects COBRA coverage); and

•

100% vesting acceleration of outstanding equity awards. Notwithstanding the foregoing, if any successor to the company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

The receipt of severance payments or benefits pursuant to Mr. Stang and Mr. Narula’s CIC Severance Agreements is subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the CIC Severance Agreement. Further, each CIC Severance Agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.

James A. Gustke

In June 2016, our compensation committee approved a new change in control agreement for Mr. Gustke which superseded the change in control benefits set forth in his offer letter. If within 12 months following a change of control (as defined in our 2015 Equity Incentive Plan, or our “2015 Plan”), Mr. Gustke is terminated without cause (as defined in our 2015 Plan), or his duties, authority or responsibilities are materially reduced without his consent, 100% of the outstanding unvested equity awards granted to Mr. Gustke prior to the change of control will immediately vest, subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the CIC Severance Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our named executive officers as of January 31, 2019.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Eric B. Stang	3/14/2018	7,500	(4)	32,500	(4)	$11.75	3/13/2028	130,000	(5)	$1,964,300
	2/13/2017	21,875	(6)	28,125	(6)	$10.20	2/12/2027	84,375	(7)	$1,274,906
	2/10/2016	—		—		—	—	78,125	(8)	$1,180,469
	1/6/2015	190,000	(9)	—		$6.04	1/5/2025	—		—

Ravi Narula	3/14/2018	2,250	(10)	9,750	(10)	$11.75	3/13/2028	39,000	(11)	$589,290
	2/13/2017	6,015	(12)	7,735	(12)	$10.20	2/12/2027	30,937	(13)	$467,458
	2/10/2016	—		—		—	—	28,125	(14)	$424,969
	9/9/2015	—		—		—	—	11,250	(15)	$169,988
	12/23/2014	127,500	(16)			$6.04	12/22/2024

James A.	3/14/2018	1,275	(17)	5,525	(17)	$11.75	—	22,100	(18)	$333,931

Gustke	2/13/2017	3,500	(19)	4,500	(19)	$10.20	2/12/2027	18,000	(20)	$271,980
	2/10/2016	—		—		—	—	14,062	(21)	$212,477
	1/6/2015	45,000	(22)	—		$6.04	1/5/2025	—		—

(1)	All awards were granted under our 2005 Stock Plan and our 2015 Plan.
(2)	This column represents the fair market value of a share of our common stock based on the closing price of our common stock on the date of grant, as determined by our Board of Directors.
(3)	The market value of the restricted stock units was determined using the closing price of our common stock on January 31, 2019, as reported on the New York Stock Exchange.
(4)

The total number of shares originally subject to this option vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2018 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Stang’s continuous service through each vesting date. In addition, if we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in Mr. Stang’s CIC Severance Agreement) (i) at any time other than during the period beginning two months prior to a change in control of the Company and ending 12 months after such change in control (the “Change in Control Period”), then any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination, will immediately vest, or (ii) during the Change in Control Period, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Stang Acceleration”).

(5)

These shares are subject to a restricted stock unit grant that originally covered a total of 160,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2018 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.
(6)

These shares cover a total of 50,000 options that vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2017 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.

(7)

These shares are subject to a restricted stock unit grant that originally covered a total of 150,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2017 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.

(8)

These shares are subject to a restricted stock unit grant that originally covered a total of 250,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2016 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.

(9)	As of January 31, 2019, Mr. Stang held an option to purchase 190,000 shares of our common stock at an exercise price of $6.04 per share, which is fully vested.
(10)

The total number of shares originally subject to this option vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2018 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Narula’s continuous service through each vesting date. In addition, if we terminate Mr. Narula’s employment without “cause,” or if Mr. Narula resigns for “good reason” (each as defined in Mr. Narula’s CIC Severance Agreement) at any time during the period beginning two months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Narula Acceleration”).

(11)

These shares are subject to a restricted stock unit grant that originally covered a total of 48,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2018 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.

(12)

These shares cover a total of 13,750 options that vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2017 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Narula’s continuous service through each vesting date. The Narula Acceleration applies to these shares.

(13)

These shares are subject to a restricted stock unit grant that originally covered a total of 55,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2017 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Narula’s continuous service through each vesting date. The Narula Acceleration applies to these shares.

(14)

These shares are subject to a restricted stock unit grant that originally covered a total of 90,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2016 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Narula’s continuous service through each vesting date. The Narula Acceleration applies to these shares.

(15)

These shares are subject to a restricted stock unit grant that originally covered a total of 60,000 shares of our common stock. 1/4th of the total original number of restricted stock units vested on September 15, 2016 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Narula’s continuous service through each applicable vesting date. The Narula Acceleration applies to these shares.

(16)	As of January 31, 2019, Mr. Narula held an option to purchase 127,500 shares of our common stock at an exercise price of $6.04 per share, which is fully vested.
(17)

The total number of shares originally subject to this option vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2018 and 1/16th of the total number of shares subject to the option vest every third month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. In addition, 100% of the then unvested shares will vest if, within 12 months following a change of control, Mr. Gustke’s employment is terminated without cause or his duties, authority or responsibilities are materially reduced without his consent (the “Gustke Acceleration”).

(18)

These shares are subject to a restricted stock unit grant that originally covered a total of 27,200 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2018 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.

(19)

The total number of shares originally subject to this option vests as follows: 1/8th of the total number of shares subject to the option vested on September 15, 2017 and 1/16th of the total number of shares subject to the option vest every third month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.

(20)

These shares are subject to a restricted stock unit grant that originally covered a total of 32,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2017 and 1/16th of the total original number of restricted stock units vest every 3rd month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.

(21)

These shares are subject to a restricted stock unit grant that originally covered a total of 45,000 shares of our common stock. 1/8th of the total original number of restricted stock units vested on September 15, 2016 and 1/16th of the total original number of restricted stock units vest every 3rd month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.

(22)	As of January 31, 2019, Mr. Gustke held an option to purchase 45,000 shares of our common stock at an exercise price of $6.04 per share, which is fully vested.

Compensation Committee Report

The compensation committee has reviewed and discussed the section titled “Executive Compensation” with management. Based on such review and discussion, the compensation committee has recommended to the Board of Directors that the section titled “Executive Compensation” be included in the Proxy Statement.

Respectfully submitted by the members of the compensation committee of the Board of Directors:

William D. Pearce (Chair)

Susan Butenhoff

Russell Mann

EQUITY COMPENSATION PLAN INFORMATION

At January 31, 2019, we maintained two equity compensation plans, both of which were approved by our Board of Directors and our stockholders prior to our initial public offering. The following table provides the information shown for each of the two plans as of January 31, 2019.

Plan	Shares issuable upon exercise of outstanding plan options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Shares remaining available for future issuance under plan (excluding those reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	3,616,583	(2)	$6.39	1,867,896	(3)
Equity compensation plans not approved by security holders	—		—	—

Total	3,616,583		$6.39	1,867,896

(1)

Includes our 2015 Equity Incentive Plan (“2015 Plan”) and our 2015 Employee Stock Purchase Plan (“ESPP”). For a description of these plans, see Note 7 to our Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the SEC on April 3, 2019.

(2)	This number represents outstanding options and outstanding and unvested restricted stock unit awards issued under the 2005 Stock Plan and 2015 Plan.
(3)

This number includes 1,141,482 shares available for issuance under our 2015 Plan and 726,414 shares reserved for issuance under our ESPP, including 143,072 shares that were purchased during the purchase period commencing on September 17, 2018 and ending on March 14, 2019.

The 2015 Plan provides that on the first day of each fiscal year beginning in fiscal 2017 and ending in 2025, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 5% of the outstanding shares of our common stock as of the last day of our immediately preceding fiscal year and (ii) such other amount as the Board of Directors may determine. Our ESPP provides that on the first day of each fiscal year beginning in fiscal 2017, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 2% of the outstanding shares of our common stock on the first day of such fiscal year, or (ii) such other amount as the Board of Directors may determine.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our Company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we entered into an indemnification agreement with each member of the Board of Directors and each of our executive officers. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since February 1, 2017, and each currently proposed transaction in which:

•	we have been or will be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

2017 Registered Secondary Offerings by Certain Stockholders of the Company

In January 2017, the Company completed a secondary offering, in which certain stockholders of the Company affiliated with Worldview Technology Partners sold an aggregate of 3,275,000 shares of our common stock at a public offering price of $8.65 per share, including 425,000 shares of common stock sold pursuant to the underwriter’s exercise of its overallotment option. In March 2017, the Company completed another secondary offering, in which Worldview Technology Partners sold an additional 3,290,483 shares of our common stock at a public offering price of $8.85 per share, including 429,193 shares of common stock sold pursuant to the underwriters’ exercise of their overallotment option. After these secondary offerings, Worldview Technology Partners owned less than 1% of the Company’s outstanding securities. The Company did not receive any of the proceeds from either secondary offerings.

Office Sublease with Fiserv Solutions, LLC

In September 2017, the Board approved the entry into a sublease with Fiserv Solutions, LLC, for office space in Sunnyvale for our corporate headquarters. Alison Davis, one of our Board members, currently serves as a non-executive Director of Fiserv Solutions, LLC. During fiscal 2019, we incurred aggregate expenses of approximately $1.2 million under this sublease agreement.

Services Rendered by Access Communications

Susan Butenhoff, one of our Board members, was the chief executive officer of Access Communications, a public relations company, which provides PR services to us and received fees from us for such services in the amount of approximately $0.2 million in fiscal 2018 and $0.3 million in fiscal 2017.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. A related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our corporate governance guidelines provides that the audit committee shall review and approve or disapprove any related party transactions.

We believe that we have executed all of the transactions set forth under the section entitled “Certain Relationships and Related Party Transactions” on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by the audit committee of our Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director including our non-employee directors, may send their communications in writing to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chairman of the Board (except for mass mailings, job inquiries, service complaints or inquiries, business solicitations and patently offensive or otherwise inappropriate material).

The Corporate Secretary may decide in the exercise of his judgment whether a response to any communication is necessary and shall provide a report to the nominating and governance committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

AUDIT COMMITTEE REPORT

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Ooma under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The audit committee consists of three members: Alison Davis, who serves as the chair of the audit committee, Andrew H. Galligan and Peter Goettner. During fiscal 2019, the audit committee held nine meetings. The audit committee has certain duties and powers as described in its written charter adopted by the Board of Directors. A copy of the charter is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

The audit committee assists our Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial accounting, reporting and controls. As set forth in the audit committee’s charter, the audit committee is responsible for: overseeing the integrity of our accounting and financial reporting processes and the audits of our financial statements; monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and management; reviewing and evaluating the independence and performance of our independent auditors; and facilitating communication among our independent auditors, management and the Board of Directors. Our management is responsible for our financial statements and our internal controls.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended January 31, 2019 with our management. In addition, the audit committee has discussed with Deloitte & Touche LLP, our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 1301 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2019 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Alison Davis (Chair)

Andrew H. Galligan

Peter Goettner

PROPOSAL ONE: ELECTION OF DIRECTORS

As set by the Board of Directors, pursuant to our amended and restated bylaws, the current authorized number of directors constituting our entire board is nine. We currently have seven directors and two vacancies. In accordance with our amended and restated certificate of incorporation, the Board is divided into three classes with staggered three-year terms and at the Annual Meeting, two Class I directors will be elected for three-year terms.

Nominees

Our nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Peter J. Goettner and Eric B. Stang as nominees for election to the Board of Directors at the Annual Meeting. If elected, each of Messrs. Goettner and Stang will serve as Class I directors until our annual meeting in 2022, or until a successor is qualified and elected or until his earlier resignation, death or removal. Each of the nominees is currently a director of the Company. Please see “Directors, Executive Officers and Corporate Governance” in the Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Peter J. Goettner and Eric B. Stang. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of Peter J. Goettner and Eric B. Stang as Class I directors.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed Deloitte & Touche LLP as Ooma’s independent registered public accountants for the year ending January 31, 2020 and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of Ooma and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

Deloitte & Touche LLP served as Ooma’s independent registered public accounting firm for the fiscal year ended January 31, 2019. We expect that representatives of Deloitte & Touche LLP will be present online during the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to Deloitte & Touche LLP for the years ended January 31, 2019 and 2018:

	Year Ended January 31,
	2019	2018
Audit Fees(1)	$1,144,269	$1,103,833
Audit-Related Fees(2)	8,000	8,000

Total	$1,152,269	$1,111,833

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Audit-related fees consisted of fees and expenses billed for professional services Deloitte rendered in connection with our Form S-8 registration statement filed in April 2019 and 2018.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the fiscal years ended January 31, 2018 and 2017, all fees identified above under the captions “Audit Fees” and “Audit-Related Fees” that were billed by Deloitte & Touche LLP were approved by the audit committee in accordance with SEC requirements.

In the fiscal year ended January 31, 2019, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock participating online or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Deloitte & Touche LLP as our independent registered public accountants for the year ending January 31, 2020. Abstentions are treated as shares of common stock participating online or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the ratification of Deloitte & Touche LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of Deloitte & Touche LLP as Ooma’s independent registered public accountants for the year ending January 31, 2020.

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended January 31, 2019 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com, which does not have “cookies” that identify visitors to the site. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, CA 94085, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on April 3, 2019. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Ooma stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, CA 94085, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Sunnyvale, California

April 25, 2019

Ooma, Inc. 525 Almanor Avenue, Suite 200 Sunnyvale, CA 94085

VOTE BY INTERNET - www.proxyvote.com

Before the Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. The Internet voting procedures comply with Delaware law.

During the Meeting – Go to www.virtualshareholdermeeting.com/ooma2019

You may attend the Annual Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91088-P63484	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OOMA, INC.						To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:			For	Withhold	For All
			All	All	Except
1.	To elect two Class I directors to hold office until the 2022 annual meeting of stockholders or until their respective successors are elected and qualified:		☐	☐	☐

Nominees:
	1)	Peter J. Goettner
	2)	Eric B. Stang

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2020.	For ☐	Against ☐	Abstain ☐
NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

To Be Held on June 10, 2019:

The Proxy Statement and Annual Report on Form 10-K for the year ended January 31, 2019 are available at www.proxyvote.com.

M91089-P63484

OOMA, INC.

Annual Meeting of Stockholders

June 10, 2019 11:00 A.M.

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ravi Narula and Jenny C. Yeh, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of, Ooma, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 10, 2019, at 11:00 A.M. local time, via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2019, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of Ooma, Inc.’s Annual Report on Form 10-K for the year ended January 31, 2019, as filed with the Securities and Exchange Commission on April 3, 2019, and the Proxy Statement dated April 25, 2019. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Ooma, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted.

Continued and to be signed on reverse side